Exhibit 10.4

                 SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE
                 -----------------------------------------------

         This Settlement Agreement and Mutual General Release (the "Agreement") is entered into on the 10th day of August, 2001 by and among Ultra Open MRI of St. Petersburg, Inc., Ultra Open MRI of Tampa, Inc., Ultra Open MRI Corporation, Ultra Diagnostics, LLC (collectively, the "Subsidiaries"), Ultra Open MRI Holding Corp. ("Ultra Holding"), Miracor Diagnostics, Inc. ("Miracor"), Frederick J. Bergmann ("Bergmann"), MedSource Holdings, Ltd. ("MedSource"), Jamac Enterprises, Ltd. ("Jamac"), and John McCoskrie ("McCoskrie"), all collectively referred to as "the Parties."

         WHEREAS, Bergmann owns or controls MedSource and McCoskrie owns or controls Jamac ;

         WHEREAS, MedSource and Jamac owned 100% of the outstanding stock in the Subsidiaries;

         WHEREAS, Miracor desired to acquire an 80% ownership interest in the Subsidiaries;

         WHEREAS, MedSource and Jamac formed Ultra Holding to consolidate their ownership interest in the Subsidiaries;

         WHEREAS, on February 9, 2000, Miracor and Ultra Holding entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Miracor acquired 80% of the outstanding stock of Ultra Holding in exchange for the issuance of 1,267,200 shares of Miracor stock to MedSource and 1,267,200 shares of Miracor stock to Jamac;

         WHEREAS, in connection with the Merger Agreement, Bergmann and McCoskrie both entered into Employment Agreements with Ultra Holding dated February 9, 2000 (the "Employment Agreements");

         WHEREAS, in connection with the Merger Agreement, Bergmann and McCoskrie both entered into Non-Competition and Confidentiality Agreements with Ultra Holding dated February 9, 2000 (the "Non-Competition Agreements");

         WHEREAS, in connection with the Merger Agreement, MedSource and Jamac both entered into Stock Purchase Agreements with Miracor dated February 9, 2000 (the "Stock Purchase Agreements");

         WHEREAS, in connection with the Merger Agreement, Miracor, Ultra Holding, and John McCoskrie entered into a Security Agreement dated February 9, 2000 (the "Security Agreement");

         WHEREAS, in connection with the Non-Competition Agreement, Miracor issued three Convertible Notes to McCoskrie maturing August 9, 2000, November 9, 2000, and November 9, 2001 (the "McCoskrie Notes");

         WHEREAS, in connection with the Non-Competition Agreement, Miracor issued three Convertible Notes to Bergmann maturing August 9, 2000, November 9, 2000, and November 9, 2001 (the "Bergmann Notes");

         WHEREAS, in connection with the Merger Agreement, Bergmann, McCoskrie, and MedSource entered into an Indemnification Agreement with Miracor dated February 9, 2000 (the "Indemnification Agreement");

         WHEREAS, in connection with the merger, Miracor and Ultra Holding entered into a letter agreement dated February 26, 2000 (the "Management Agreement"). The Employment Agreements, Non-Competition Agreements, Stock Purchase Agreements, McCoskrie Notes, Bergmann Notes, Indemnification Agreement, Security Agreement, and Management Agreement are referred to herein as the "Ancillary Agreements".

         WHEREAS, disputes arose between Miracor and Bergmann and McCoskrie over the payment of the Bergmann Notes and McCoskrie Notes and the ownership and control of Ultra Holding and the Subsidiaries;

         WHEREAS, on or about April 25, 2001, Miracor filed suit against Bergmann and McCoskrie in Hillsborough County, Florida in an action styled Miracor, et al. v. Bergmann and McCoskrie, case number 01-6299 (the "Miracor Action");

         WHEREAS, on or about May 1, 2001, Bergmann filed suit against Miracor in Hillsborough County, Florida in an action styled Frederick J. Bergmann v. Miracor Diagnostics, Inc., case number 01-003632 (the "Bergmann Action");

         WHEREAS, the Bergmann Action was consolidated into the Miracor Action by Order of the Court;

         WHEREAS, the Parties desire to finally resolve their disputes and dispose of any and all claims between the Parties;

         NOW, THEREFORE, in consideration of the mutual agreements, undertakings and representations contained in this document and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

         1. Contemporaneously herewith, Ultra Holding will pay to the trust account of Akerman, Senterfitt the total sum of $30,000.

         2. Within thirty (30) days from the date hereof, Miracor shall deliver to Bergmann and McCoskrie: all accounting records relating to the Ultra entities after February, 2000, (including but not limited to financial statements, check registers, general ledgers, accounts payable ledgers, payroll ledgers, payroll tax returns, and bank statements); all shares of stock (the "Ultra Stock") in Ultra Holding or the Subsidiaries issued to Miracor properly endorsed, free and clear of any liens or encumbrances; and all originals of corporate books and corporate documents relating to Ultra Holding and the Subsidiaries, including, but not limited to, Articles of Incorporation, Amended Articles of Incorporation, Annual Reports, By-Laws, Operating Agreements, stock certificates, stock transfer records, minutes of shareholder meetings, meetings of director meetings, shareholder resolutions, director resolutions, and corporate seals. As to the Ultra Stock, Miracor represents and warrants that it has not pledged, hypothecated, sold or otherwise encumbered the Ultra Stock. As to the Ultra Stock, Miracor agrees to execute any documents reasonably necessary to effectuate a complete and lawful transfer of 40 shares of the Ultra Holding Stock to MedSource and 40 shares of Ultra Holding stock to Jamac. Upon Bergmann and McCoskrie's receipt of the foregoing, Akerman, Senterfitt shall disburse $10,000 from its trust account to Miracor.

         3. If, within thirty (30) days from the date hereof, Bergmann and McCoskrie are able to obtain from Toshiba America Medical Credit documentation releasing Miracor from Miracor's corporate guaranty of a lease entered into between Toshiba and Ultra Open MRI of St. Petersburg, then Akerman, Senterfitt shall disburse the remaining $20,000 in its trust account to Ultra Holding. A copy of this lease is attached hereto as Exhibit "A." If Bergmann and McCoskrie are unable to obtain such release within such thirty (30) day period, then Akerman, Senterfitt shall disburse the remaining $20,000 to Miracor. Bergmann and McCoskrie represent and warrant that Exhibit "A" is the only lease guaranteed by Miracor on behalf of Ultra Holding. Ultra Holding, the Subsidiaries, Bergmann, and McCoskrie further represent that they have taken no action, nor will they take any action, to effectuate any other leases or guarantees that were signed by M. Lee Hulsebus for the benefit of Ultra Holding or the Subsidiaries prior to March 9, 2001. Copies of two such leases are attached as composite Exhibit B. As to Exhibit "B," Bergmann, McCoskrie, Ultra Holding and the Subsidiaries represent that such leases are not now in effect. If Bergmann and McCoskrie are unsuccessful in obtaining a release for Miracor of its obligations vis-a-vis Exhibit "A," then Bergmann, McCoskrie, Ultra Holding and the Subsidiaries will indemnify Miracor, including attorneys' fees, and hold Miracor harmless from any and all claims arising from, or relating to, Miracor's guarantee of the lease. If Bergmann and McCoskrie are unsuccessful in obtaining such release and a lease guaranteed by Miracor is in default for more than 60 days, Bergmann, McCoskrie, Ultra Holding, and the Subsidiaries will use best efforts, in conjunction with the lessor, to assign all of their rights to the equipment and the lease, including possession, and all paperwork concerning the lease to Miracor.

         4. Within thirty (30) days from the date hereof, Bergmann/MedSource and McCoskrie/Jamac will each deliver to Miracor 1,267,200 shares (collectively the "Miracor Stock") of Miracor Restricted 144 Common Stock (for a total of 2,534,400 shares) properly endorsed, free and clear of any liens and encumbrances. As to the Miracor Stock, Bergmann, McCoskrie, MedSource, and Jamac represent and warrant that they have not pledged, hypothecated, sold or otherwise encumbered the Miracor Stock. As to the Miracor Stock, Bergmann, McCoskrie, Jamac, and MedSource agree to execute any documents reasonably necessary to effectuate a complete and lawful transfer of the Miracor Stock to Miracor. Bergmann and McCoskrie further represent and warrant that neither the McCoskrie Notes, nor the Bergmann Notes, have been pledged, hypothecated, sold assigned, or otherwise encumbered. Contemporaneous with the delivery of the Miracor stock, Bergmann and McCoskrie will deliver the original Bergmann Notes and McCoskrie Notes marked "paid in full" and initialed by the respective obligee.

         5. Miracor shall prepare and file Miracor's federal and state income tax returns for the period ending December 31, 2000 and for the period January 1, 2001 through the end of the consolidation period on a consolidated basis including Ultra Holding and the Subsidiaries and shall provide Bergmann and McCoskrie copies of such returns within thirty (30) days from their date of filing. Miracor shall indemnify, defend, and hold Bergmann and McCoskrie and Ultra Holding and the Subsidiaries harmless from any tax liability associated with all such returns. Bergmann, McCoskrie, and Ultra Holding will provide Miracor with access to the corporate books, ledgers, and records relating to Ultra Holding and the Subsidiaries for the period February 9, 2000 through February 28, 2001 upon reasonable notice and during normal business hours. In addition, Bergmann, McCoskrie, and Ultra Holding agree to cooperate with any and all audits relating to Miracor's ownership of Ultra Holding and the Subsidiaries concerning the time period between February 9, 2000 and February 28, 2001.

         6. On 20 days advance written request by Ultra Holding, Miracor will provide to Ultra Holding the copies of any checks issued by Ultra Holding or any Subsidiary during the period February 9, 2000 through March 15, 2001 that are in the possession of Miracor as of July 31, 2001, including any checks bearing John McCoskrie's signature. Ultra Holding agrees to return checks to Miracor within 15 days of receipt.

         7. No party hereto shall make any disparaging remarks regarding any other party hereto.

         8. Miracor, for and on behalf of itself and its successors and assigns, hereby releases and discharges Bergman, McCoskrie, Ultra Holding, the Subsidiaries, MedSource, and Jamac, their agents, representatives, servants, employees, attorneys, officers, directors, shareholders, insurers, and direct and indirect parents, subsidiaries, and affiliates, and their successors and assigns from any and all actions, obligations, debts, losses in revenue, damages, costs, dues, claims, choses in action and demands of every kind or nature, known or unknown, which it had, now has, or may have based on, arising out of, or relating to any act, omission, transaction, event or circumstance occurring on or before the date of this Agreement, including but not limited to those relating to or arising out of the Merger Agreement, the Ancillary Agreements, and the claims asserted in the Miracor Action. None of the Parties release the other Parties from any breach or obligation arising from this Agreement.

         9. Bergmann, McCoskrie, Ultra Holding, the Subsidiaries, MedSource, and Jamac, for and on behalf of themselves and their successors and assigns, hereby release and discharge Miracor, its agents, representatives, servants, employees, officers, directors, shareholders, insurers, and direct and indirect parents, subsidiaries, and affiliates, and their successors and assigns from any and all actions, obligations, debts, losses in revenue, damages, costs, dues, claims, choses in action and demands of every kind or nature, known or unknown, which they had, now have, or may have based on, arising out of, or relating to any act, omission, transaction, event or circumstance occurring on or before the date of this Agreement, including but not limited to those relating to or arising out of the Merger Agreement, the Ancillary Agreements, and the claims asserted in the Bergmann Action. None of the Parties release the other Parties from any breach of obligation arising from, or representation within this Agreement.

         10. Within 5 days from the execution hereof, Miracor shall dismiss the Miracor Action with prejudice and Bergmann shall dismiss the Bergmann Action with prejudice. The Parties will jointly seek an order from the Court confirming the dismissals and retaining jurisdiction to enforce this Agreement.

         11. The Parties hereto agree that if there is a dispute concerning the funds held in escrow by Akerman, Senterfitt, then Akerman, Senterfitt shall have the right to file an interpleader action and deposit the funds in the registry of the Court without liability to any party hereto. Akerman, Senterfitt shall be entitled to recover its attorney's fees and costs in filing such action and with respect to any claim asserted against it arising from its role as escrow agent from the non-prevailing party. Miracor agrees that in the event of such litigation, it shall not seek to disqualify Akerman, Senterfitt from representing Bergmann, McCoskrie, Ultra Holding, or the Subsidiaries in any subsequent litigation.

         12. The Merger Agreement and Ancillary Agreements are hereby terminated and no party shall have any further rights or obligations thereunder.

         13. Miracor represents and warrants it has not encumbered any assets of Ultra Holding or entered into any agreement of any kind on behalf of Ultra Holding or the Subsidiaries that was not also known to or executed by McCoskrie or Bergmann, requested by McCoskrie or Bergmann (see Exhibit "A"), or ratified or accepted by McCoskrie or Bergmann on behalf of Ultra Holding or the Subsidiaries. Further, Miracor represents and warrants that, after March 9, 2001, neither it nor any of its officers, directors, employees, or agents encumbered the assets of Ultra Holding or the Subsidiaries in any way or took any action that obligates or exposes Ultra Holding or the Subsidiaries to liability.

         14. Bergmann and McCoskrie represent and warrant that they have not taken any action that obligates or exposes Miracor to liability with the exception of Exhibit "A."

         15. The Parties expressly warrant to each other that they have not previously assigned, transferred or conveyed the claims disposed of by this Agreement.

         16. This Agreement has been negotiated and drafted by counsel for the Parties and, therefore, it shall not be construed in favor of or against any of the Parties hereto. All Parties represent that they have had the opportunity to consult with counsel at all phases of the negotiation of this Agreement and the preceding litigation. All Parties acknowledge that they fully understand all terms of this Agreement. All parties understand the effect of dismissing the Miracor Litigation and Bergmann Litigation with prejudice.

         17. The Parties affirmatively state that no representation, promise, or agreement relating to this settlement not expressed in this Agreement has been made to any of the Parties, and that this Agreement contains all of the terms relating to this settlement, which are contractual in nature and not merely recitals, and may not be modified or changed, except in a writing signed by all Parties. This Agreement supercedes any prior Agreements between the Parties.

         18. This Agreement is entered into by the Parties to resolve disputed claims, and neither this Agreement nor the compromise and settlement provided herein nor any statement made, action taken, or document prepared in connection with the negotiation, execution and implementation of this Agreement shall be deemed or be construed as an admission on the part of any released party and that each released party denies any such liability.

         19. This Agreement shall inure to the benefit of, and shall bind each Party's successors, assigns, officers, directors, partners, shareholders, agents, insurers, associates, employees, and representatives.

         20. This Agreement shall be governed by and construed under the laws of the State of Florida. The Parties agree that the jurisdiction for the enforcement of this Agreement or the interpretation of its terms shall be in Hillsborough County, Florida. In the event of litigation arising under this Agreement, the prevailing party shall be entitled to an award of costs and attorney's fees, whether incurred at trial, on appeal, or in any bankruptcy proceeding. The Parties waive any right to a jury trial.

         21. The Parties shall each bear their own costs and attorneys' fees incurred in connection with the Miracor Action, the Bergmann Action, or the preparation of this Agreement.

         22. The undersigned Parties agree that this document can be executed in counterparts, and will be as effective and binding as if executed as a whole. The effective date of this Settlement Agreement shall be the date it is signed by the last party hereto.

         23. Any individual executing this agreement on behalf of a corporate entity, L.L.C., or partnership represents that he has the authority to enter into, and bind, the entity for which he is signing.

         IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement and Mutual Release this _____ of _________________, 2001.

Signed and delivered                      ULTRA OPEN MRI OF ST. PETERSBURG, INC.
in the presence of:

_____________________________             By:___________________________________
_____________________________             As its _______________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Ultra Open MRI of St. Petersburg, Inc., _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered                      ULTRA OPEN MRI OF TAMPA, INC.
in the presence of:

_____________________________             By:___________________________________
_____________________________             As its _______________________________
STATE OF __________________)
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Ultra Open MRI of Tampa, Inc., _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered ULTRA OPEN MRI CORPORATION in the presence of:

_____________________________            By:____________________________________
_____________________________            As its _______________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Ultra Open MRI Corporation, _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered                        ULTRA DIAGNOSTICS, LLC
in the presence of:

_____________________________               By:_________________________________
_____________________________               As its _____________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Ultra Diagnostics, LLC, _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:


Signed and delivered                        ULTRA OPEN MRI HOLDING CORP.
in the presence of:

_____________________________               By:_________________________________
_____________________________               As its _____________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Ultra Open MRI Holding Corp., _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered                        MIRACOR DIAGNOSTICS, INC.
in the presence of:

_____________________________               By:_________________________________
_____________________________               As its _____________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by _______________________, as _____________________ of
Miracor Diagnostics, Inc., _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered
in the presence of:

-----------------------------               ------------------------------------
                                                     FREDERICK J. BERGMANN
-----------------------------

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by Frederick J. Bergmann, _____ who is personally known to me or _____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:


Signed and delivered
in the presence of:

-----------------------------               ------------------------------------
                                                     JOHN MCCOSKRIE
-----------------------------

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ____________, 2001, by John McCoskrie, _____ who is personally known to me or
_____ who has produced ________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:




STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ___________, 2001, by _______________________, as ____________________ of
MedSource Holdings, Ltd., _____ who is personally known to me or _____ who has produced __________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:


Signed and delivered                MEDSOURCE HOLDINGS, LTD.
in the presence of:

______________________________      By:_________________________________
______________________________      As its ______________________________

STATE OF _________________ )
COUNTY OF ________________ )

         The foregoing instrument was acknowledged before me this ______ day of ___________, 2001, by _______________________, as ____________________ of Jamac
Enterprises, Ltd., _____ who is personally known to me or _____ who has produced __________________________ as identification (check one).

                                          ______________________________________
                                          Print Name:__________________________
                                          Notary Public, State of Florida
                                          My Commission Expires:

Signed and delivered                JAMAC ENTERPRISES, LTD.
in the presence of:

______________________________      By:_________________________________
______________________________      As its ______________________________